Forward Air Corporation
Historical Operating Data - Unaudited

	2012
	March 31	June 30	September 30	December 31	Average

Forward Air, Inc.
Average linehaul pounds per week (1)
(in thousands)	32,980	36,093	34,783	35,626	34,871
Number of terminals - Company-operated	66	66	66	66	66
Number of terminals - agent	19	19	19	22	22
Number of terminals - total	85	85	85	88	88
Average tractors - Company	200	195	195	197	197
Average leased tractors - Company	4	2	3	2	3
Average leased straight trucks - Company	5	1	1	1	2
Average tractors - owner-operator	927	967	951	949	949
Average tractors - total	1,136	1,165	1,150	1,149	1,151
Average trailers	2,572	2,742	2,710	2,685	2,677

Forward Air Solutions, Inc.
Number of terminals - Company-operated	18	18	18	17	17
Number of terminals - agent	2	2	2	2	2
Number of terminals - total	20	20	20	19	19
Average tractors - Company	47	46	45	45	46
Average leased tractors - Company	11	5	5	5	7
Average straight trucks & vans - Company	134	126	123	123	127
Average leased straight trucks - Company	50	35	34	34	38
Average tractors - owner-operator	82	78	84	84	82
Average straight trucks & vans - owner-operator	64	56	57	61	60
Average tractors - total	388	346	348	352	360
Average trailers	26	25	25	25	25

(1) Includes pounds associated with linehaul shipments only.

Forward Air Corporation
Historical Operating Data - Unaudited

	2013
	March 31	June 30	September 30	December 31	Average

Forward Air, Inc.
Average linehaul pounds per week (1)
(in thousands)	32,215	35,326	36,117	37,724	35,358
Number of terminals - Company-operated	66	66	66	66	66
Number of terminals - agent	22	22	22	22	22
Number of terminals - total	88	88	88	88	88
Average tractors - Company	210	211	203	203	207
Average leased tractors - Company	2	1	1	1	1
Average leased straight trucks - Company	1	1	—	—	1
Average tractors - owner-operator	945	961	964	959	957
Average tractors - total	1,158	1,174	1,168	1,163	1,166
Average trailers	2,882	3,021	3,030	3,019	2,988

Forward Air Solutions, Inc.
Number of terminals - Company-operated	19	19	19	19	19
Number of terminals - agent	5	5	5	5	5
Number of terminals - total	24	24	24	24	24
Average tractors - Company	45	58	62	61	57
Average leased tractors - Company	4	2	11	11	7
Average straight trucks & vans - Company	107	139	139	134	130
Average leased straight trucks - Company	34	33	24	24	29
Average tractors - owner-operator	83	84	89	92	87
Average straight trucks & vans - owner-operator	59	65	67	72	66
Average tractors - total	332	381	392	394	376
Average trailers	25	125	126	126	101

Total Quality, Inc.
Average tractors - Company	61	61	66	67	64
Average tractors - owner-operator	3	10	15	16	11
Average tractors - total	64	71	81	83	75
Average trailers	68	77	92	92	82

(1) Includes pounds associated with linehaul shipments only.

Forward Air Corporation
Historical Operating Data - Unaudited

	2014
	March 31	June 30	September 30	Average

Forward Air, Inc.
Average linehaul pounds per week (1)
(in thousands)	35,057	36,965	37,877	36,641
Number of terminals - Company-operated	66	66	66	66
Number of terminals - agent	22	22	22	22
Number of terminals - total	88	88	88	88
Average tractors - Company	230	222	217	223
Average leased tractors - Company	1	1	1	1
Average leased straight trucks - Company	1	1	1	1
Average tractors - owner-operator	928	942	936	935
Average tractors - total	1,160	1,166	1,155	1,160
Average trailers	3,114	3,481	3,479	3,358

Forward Air Solutions, Inc.
Number of terminals - Company-operated	19	19	19	19
Number of terminals - agent	5	5	5	5
Number of terminals - total	24	24	24	24
Average tractors - Company	57	57	60	58
Average leased tractors - Company	2	—	4	2
Average straight trucks & vans - Company	162	162	161	162
Average leased straight trucks - Company	21	18	17	19
Average tractors - owner-operator	88	82	84	85
Average straight trucks & vans - owner-operator	74	69	78	74
Average tractors - total	404	388	404	396
Average trailers	126	126	126	126

Total Quality, Inc.
Average tractors - Company	77	77	74	76
Average tractors - owner-operator	19	18	14	17
Average tractors - total	96	95	88	93
Average trailers	92	114	119	108

(1) Includes pounds associated with linehaul shipments only.